UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

MATLIN & PARTNERS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 Weed Street
New Canaan, CT

(address of principal executive offices)

06840
(zip code)

(203) 864-3144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 9, 2018, Matlin & Partners Acquisition Corporation, a Delaware corporation (the “Company” or “MPAC”), issued an updated investor presentation regarding the Company’s proposed business combination (the “business combination”) with U.S. Well Services, LLC, a Delaware limited liability company (“USWS”), and related transactions (the “Transactions”). A copy of the investor presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibits
99.1	Investor Presentation, dated October 9, 2018.

_________________

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the benefits of the proposed business combination, the future financial performance of the combined company following the proposed business combination, changes in the market for USWS’ services, and expansion plans and opportunities, including future acquisition or additional business combinations are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing MPAC’s or USWS’ views as of any subsequent date, and neither MPAC nor USWS undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger and contribution agreement among MPAC, USWS Holdings LLC, a holding company for USWS, and the other parties named therein; (2) the outcome of any legal proceedings that may be instituted against USWS or MPAC following announcement of the Transactions; (3) the inability to complete the Transactions due to the failure to obtain approval of the stockholders of MPAC or satisfy other conditions to the closing of the proposed business combination; (4) the ability to obtain or maintain the listing of MPAC’s common stock on the Nasdaq Capital Market following the proposed business combination; (5) the risk that the proposed business combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that USWS or MPAC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by MPAC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in MPAC’s prior and future filings with the U.S. Securities and Exchange Commission (“SEC”), available at www.sec.gov.

Additional Information

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed Transactions, the Company intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the proposed Transactions and related matters. The Company’s stockholders and other interested persons are advised to read, when available, the proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve the Transactions because the proxy statement will contain important information about the proposed Transactions. When available, the definitive proxy statement will be mailed to the Company’s stockholders as of the record date, October 5, 2018. Stockholders of MPAC will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

MPAC, its directors and officers and USWS and its directors and officers may be deemed participants in the solicitation of proxies of MPAC’s stockholders in connection with the proposed business combination. MPAC’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of MPAC and USWS in MPAC’s preliminary proxy statement filed with the SEC on October 3, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transactions if and when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATLIN & PARTNERS ACQUISITION CORPORATION

Date: October 9, 2018	By:	/s/ David J. Matlin
Name: David J. Matlin
Title: Chief Executive Officer

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